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                                                                   EXHIBIT 10.33

                                SECOND AMENDMENT
                                       TO
                          PLEDGE AND SECURITY AGREMENT

      This Second Amendment to Pledge and Security Agreement (this "Amendment"), dated as of March 10, 2005, is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in that certain Pledge and Security Agreement, dated as of February 25, 2004, as amended by that certain First Amendment to Pledge and Security Agreement, dated as of July 24, 2004, between the undersigned, as the Grantors, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A.), as the Agent (the "Security Agreement"). The undersigned Grantors hereby certify that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned Grantors further agree that this Amendment may be attached to the Security Agreement and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in the Security Agreement and shall secure all Secured Obligations referred to in the Security Agreement. Additionally, the undersigned Grantors agree that Exhibit A to the Security Agreement is hereby amended to include Schedule II to this Amendment and shall provide a notice address for the undersigned Grantors. The undersigned Grantors also agree that Exhibit H to the Security Agreement is hereby amended to include Schedule III to this Amendment and shall provide the jurisdictions where financing statements have been filed acknowledging Agent's security interest in each Grantor's Collateral.

      The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Security Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Security Agreement are ratified and confirmed and shall continue in full force and effect. Additionally, Borrower and each Loan Party each hereby ratifies and confirms their agreements under the Security Agreement and the other Loan Documents as a Borrower and as a Loan Party, respectively, as of the Closing Date, and Agent and Lenders hereby reserve all rights granted under the Security Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower or any Loan Party and Agent or any Lender. Each of the undersigned Grantors hereby pledge, assign and grant to the Agent, on behalf of and for the ratable benefit of the Lenders, a security interest in all of its right, title and interest in the Collateral. Each of the undersigned Grantors hereby acknowledges, agrees and confirms that, by its execution of this Amendment, each will be deemed to be a Grantor under the Security Agreement for all purposes of the Security Agreement and shall have all of the obligations of a Grantor thereunder as if it had executed the Security Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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                              GRANTORS:

                              NEWPARK RESOURCES, INC.,
                              DURA-BASE NEVADA, INC.,
                              EXCALIBAR MINERALS INC.,
                              EXCALIBUR MINERALS OF LA., L.L.C.,
                              NEWPARK DRILLING FLUIDS, LLC,
                              NEWPARK ENVIRONMENTAL SERVICES, L.L.C.,
                              NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY, L.L.C., NEWPARK HOLDINGS, INC.,
                              NEWPARK TEXAS, L.L.C.,
                              OGS LABORATORY, INC.,
                              SOLOCO, L.L.C.,
                              SUPREME CONTRACTORS, L.L.C.
                              CHESSHER CONSTRUCTION, INC.,
                              MALLARD & MALLARD OF LA., INC.,
                              SHAMROCK DRILLING FLUIDS, INC.,
                              COMPOSITE MAT SOLUTIONS L.L.C.,
                              NEWPARK ENVIRONMENTAL WATER
                              SOLUTIONS LLC, AND
                              NEWPARK WATER TECHNOLOGY PARTNERS
                              LLC

                              By: /s/ John R. Dardenne
                                  ---------------------
                                  John R. Dardenne
                                  Treasurer

                              BATSON MILL, L.P.,
                              NES PERMIAN BASIN, L.P.,
                              NEWPARK ENVIRONMENTAL SERVICES OF TEXAS, L.P., NID, L.P.,
                              SOLOCO TEXAS, L.P.
                              DARCOM INTERNATIONAL, L.P.,
                              NEWPARK ENVIRONMENTAL SERVICES
                              MISSISSIPPI, L.P., AND
                              NEWPARK SHIPHOLDING TEXAS, L.P.

                              By: Newpark Holdings, Inc., the general
                                  partner of such entity

                              By: /s/ John R. Dardenne
                                  ------------------------
                                  John R. Dardenne
                                  Treasurer

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                                  AGENT:

                                  JPMORGAN CHASE BANK, N.A.
                                  (successor by merger to Bank One, N.A.
                                  (Main Office Chicago))
                                  Individually, as Agent and LC Issuer

                                  By: /s/ J. Devin Mock
                                      ------------------
                                      J. Devin Mock
                                      Director

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                                   SCHEDULE I

      With respect to Exhibit G to the Security Agreement, which contains the "List of Pledged Collateral, Securities and other Investment Property", Exhibit G is hereby amended by adding the following to read as follows:

                                                                                Description of     Percentage Ownership
     Name of Grantor                             Issuer                           Collateral            Interest
-----------------------           -----------------------------------------   -------------------  --------------------
Newpark Resources, Inc.           Composite Mat Solutions L.L.C.              Membership Interest          100%

Newpark Resources, Inc.           Newpark Environmental Water Solutions LLC   Membership Interest          100%

Newpark Resources, Inc.           Newpark Water Technology Partners LLC       Membership Interest          100%

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                                   SCHEDULE II

      With respect to Exhibit A to the Security Agreement, which contains the "Notice Address For All Grantors", Exhibit A is hereby amended by adding the following to read as follows:

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                                  SCHEDULE III

      With respect to Exhibit H to the Security Agreement, which contains the "Offices in Which Financing Statements Have Been Filed", Exhibit H is hereby amended by adding the following in the appropriate alphabetical order:

Composite Mat Solutions L.L.C.

      A. Louisiana SOS

Newpark Environmental Water Solutions LLC

      A. Delaware SOS

Newpark Water Technology Partners LLC

      A. Delaware SOS

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